THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

No. W-B-1

For the Purchase of 100,000 shares of Common Stock

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                         CARDIOTECH INTERNATIONAL, INC.
                          (A Massachusetts Corporation)

VOID AFTER 5:00 P .M., EASTERN STANDARD TIME, ON MARCH 5, 2005.

CardioTech International, Inc., a Massachusetts corporation (the "Company"), hereby certifies that Fechtor, Detwiler & Co., Inc., or his, her or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or before the earlier of March 5, 2005, at not later than 5:00 p.m. (Eastern Standard Time), and the termination of this Warrant as provided in Section 9 below, 100,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $1.88 per share. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

1.      Exercise.

        This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the form of election to purchase appended hereto as Exhibit I duly completed and executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise in lawful money of the United States of America.

      (2) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1 (a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

      (3) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and

            (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

2 Adjustments.

      (1) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (2) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Registered Holder had held the number of shares of Common stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) and in Section 9 hereof shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

        (3) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Current Market Price of the Common Stock at the time of exercise.

4. Limitation on Sales. etc. The Registered Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Stock issued pursuant to such exercise:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFER BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

5. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

6. Notices of Record Date. etc.In case:

a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

      (1) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

      (2) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock ( or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property , as from time to time shall be issuable upon the exercise of this Warrant.

8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

1. Termination In Certain Events

      In the event of a sale of substantially all the assets of the Company or a merger or consolidation of the Company with or into any other entity ( other than a merger the sole purpose of which is to change the state of incorporation of the Company) or a dissolution or the adoption of a plan of liquidation of the Company, this Warrant shall terminate on the effective date of such sale, merger, consolidation, dissolution or adoption (the "Effective Date") and become null and void, provided, however, that if this Warrant shall not have otherwise terminated or expired, the Registered Holder hereof shall have the right until 5:00 p.m, Boston, Massachusetts time, on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised.

      If during any period the Current Market Price Per Share of the Common Stock is equal to or greater than $3.50, then within 10 business days thereafter, the Company may give written notice to the Registered Holder hereof that this Warrant will terminate if it is not exercised within 20 business days after the notice is sent.

10. Transfers, etc.

      (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

      (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

1. Registration under the Securities Act of 1933

      (1) The Company shall advise the Holder of this Warrant or of the Warrant Stock or any then holder of Warrants or Warrant Stock (such persons being collectively referred to herein as "Holders") by written notice at least two weeks prior to the filing of a new registration statement under the Securities Act of 1933 (the "Act") covering securities of the Company and will for a period of three years, commencing on the date hereof, upon the request of any such Holder, include in any such registration statement such information as may be required to permit a public offering of the Warrant Stock. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the Warrant Stock and qualify the Warrant Stock for sale in such states as any such Holder may reasonably designate. Such Holders shall furnish information and indemnification as set forth in Subsection (b)(ii) of this Section (11).

      (2) The following provision of this Section (11) shall also be applicable:

            (i) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection (a) of this Section (11) notwithstanding that Warrant Stock subject to this Warrant may be included in any such registration. Any holder whose Warrant Stock are included in any such registration statement pursuant to this Section
      (11) shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Stock sold by him pursuant thereto.

            (ii) In the event that the Registration Statement is filed pursuant to an underwriter public offering, the underwriter shall have the right to exclude the Warrant Stock from registration or to restrict the amount to be included in the Registration Statement or the require a holdback on the sale of the Warrant Stock or to require any other reasonable restriction.

12. Mailing of Notices. etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its offices at 78E Olympia Avenue, Woburn, Massachusetts 01801 , Attn: Pam McCarthy, Controller, or such other address as the Company shall so notify the Registered Holder.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                                           CARDIOTECH INTERNATIONAL, INC.


                                           By:_________________________________

[Seal]

Dated: April 18, 2000

Attest:


---------------------------
       Secretary

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

No. W-B-2

For the Purchase of 50,000 shares of Common Stock

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                         CARDIOTECH INTERNATIONAL, INC.
                          (A Massachusetts Corporation)

VOID AFTER 5:00 P .M., EASTERN STANDARD TIME, ON MARCH 5, 2005.

CardioTech International, Inc., a Massachusetts corporation (the "Company"), hereby certifies that Peter Fenton., or his, her or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or before the earlier of March 5, 2005, at not later than 5:00 p.m. (Eastern Standard Time), and the termination of this Warrant as provided in Section 9 below, 50,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $1.88 per share. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

1. Exercise.

This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the form of election to purchase appended hereto as Exhibit I duly completed and executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise in lawful money of the United States of America.

      (2) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection l (a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

      (3) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and

            (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection l(a) above.

3 Adjustments.

      (1) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (2) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Registered Holder had held the number of shares of Common stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) and in Section 9 hereof shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

      (3) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

9. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Current Market Price of the Common Stock at the time of exercise.

10. Limitation on Sales. etc. The Registered Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Stock issued pursuant to such exercise:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFER BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

11. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

12. Notices of Record Date. etc. In case:

   b) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

      (1) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

      (2) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock ( or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

13. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property , as from time to time shall be issuable upon the exercise of this Warrant.

14. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

1. Termination In Certain Events

      In the event of a sale of substantially all the assets of the Company or a merger or consolidation of the Company with or into any other entity ( other than a merger the sole purpose of which is to change the state of incorporation of the Company) or a dissolution or the adoption of a plan of liquidation of the Company, this Warrant shall terminate on the effective date of such sale, merger, consolidation, dissolution or adoption (the "Effective Date") and become null and void, provided, however, that if this Warrant shall not have otherwise terminated or expired, the Registered Holder hereof shall have the right until 5:00 p.m, Boston, Massachusetts time, on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised.

      If during any period the Current Market Price Per Share of the Common Stock is equal to or greater than $3.50, then within 10 business days thereafter, the Company may give written notice to the Registered Holder hereof that this Warrant will terminate if it is not exercised within 20 business days after the notice is sent.

10. Transfers, etc.

      (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

      (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

1. Registration under the Securities Act of 1933

      (1) The Company shall advise the Holder of this Warrant or of the Warrant Stock or any then holder of Warrants or Warrant Stock (such persons being collectively referred to herein as "Holders") by written notice at least two weeks prior to the filing of a new registration statement under the Securities Act of 1933 (the "Act") covering securities of the Company and will for a period of three years, commencing on the date hereof, upon the request of any such Holder, include in any such registration statement such information as may be required to permit a public offering of the Warrant Stock. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the Warrant Stock and qualify the Warrant Stock for sale in such states as any such Holder may reasonably designate. Such Holders shall furnish information and indemnification as set forth in Subsection (b)(ii) of this Section (11).

      (2) The following provision of this Section (11) shall also be applicable:

            (i) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection (a) of this Section (11) notwithstanding that Warrant Stock subject to this Warrant may be included in any such registration. Any holder whose Warrant Stock are included in any such registration statement pursuant to this Section
      (11) shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Stock sold by him pursuant thereto.

            (ii) In the event that the Registration Statement is filed pursuant to an underwriter public offering, the underwriter shall have the right to exclude the Warrant Stock from registration or to restrict the amount to be included in the Registration Statement or the require a holdback on the sale of the Warrant Stock or to require any other reasonable restriction.

12. Mailing of Notices. etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its offices at 78E Olympia Avenue, Woburn, Massachusetts 01801 , Attn: Pam McCarthy, Controller, or such other address as the Company shall so notify the Registered Holder.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                                             CARDIOTECH INTERNATIONAL, INC.


                                             By:_______________________________

[Seal]

Dated: April 18, 2000

Attest:


---------------------------
       Secretary

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

No. W-B-3

For the Purchase of 50,000 shares of Common Stock

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                         CARDIOTECH INTERNATIONAL, INC.
                          (A Massachusetts Corporation)

VOID AFTER 5:00 P .M., EASTERN STANDARD TIME, ON MARCH 5, 2005.

CardioTech International, Inc., a Massachusetts corporation (the "Company"), hereby certifies that Robert Detwiler, or his, her or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or before the earlier of March 5, 2005, at not later than 5:00 p.m. (Eastern Standard Time), and the termination of this Warrant as provided in Section 9 below, 50,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $1.88 per share. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

1. Exercise.

This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the form of election to purchase appended hereto as Exhibit I duly completed and executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise in lawful money of the United States of America.

      (2) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection l (a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

      (3) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and

            (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection l(a) above.

4 Adjustments.

      (1) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (2) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Registered Holder had held the number of shares of Common stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) and in Section 9 hereof shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

        (3) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

15. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Current Market Price of the Common Stock at the time of exercise.

16. Limitation on Sales. etc. The Registered Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Stock issued pursuant to such exercise:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFER BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

17. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

18. Notices of Record Date. etc. In case:

   c) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

      (1) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

      (2) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock ( or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

19. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property , as from time to time shall be issuable upon the exercise of this Warrant.

20. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

1. Termination In Certain Events

      In the event of a sale of substantially all the assets of the Company or a merger or consolidation of the Company with or into any other entity ( other than a merger the sole purpose of which is to change the state of incorporation of the Company) or a dissolution or the adoption of a plan of liquidation of the Company, this Warrant shall terminate on the effective date of such sale, merger, consolidation, dissolution or adoption (the "Effective Date") and become null and void, provided, however, that if this Warrant shall not have otherwise terminated or expired, the Registered Holder hereof shall have the right until 5:00 p.m, Boston, Massachusetts time, on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised.

      If during any period the Current Market Price Per Share of the Common Stock is equal to or greater than $3.50, then within 10 business days thereafter, the Company may give written notice to the Registered Holder hereof that this Warrant will terminate if it is not exercised within 20 business days after the notice is sent.

10. Transfers, etc.

      (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

      (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

1. Registration under the Securities Act of 1933

      (1) The Company shall advise the Holder of this Warrant or of the Warrant Stock or any then holder of Warrants or Warrant Stock (such persons being collectively referred to herein as "Holders") by written notice at least two weeks prior to the filing of a new registration statement under the Securities Act of 1933 (the "Act") covering securities of the Company and will for a period of three years, commencing on the date hereof, upon the request of any such Holder, include in any such registration statement such information as may be required to permit a public offering of the Warrant Stock. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the Warrant Stock and qualify the Warrant Stock for sale in such states as any such Holder may reasonably designate. Such Holders shall furnish information and indemnification as set forth in Subsection (b)(ii) of this Section (11).

      (2) The following provision of this Section (11) shall also be applicable:

            (i) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection (a) of this Section (11) notwithstanding that Warrant Stock subject to this Warrant may be included in any such registration. Any holder whose Warrant Stock are included in any such registration statement pursuant to this Section
      (11) shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Stock sold by him pursuant thereto.

            (ii) In the event that the Registration Statement is filed pursuant to an underwriter public offering, the underwriter shall have the right to exclude the Warrant Stock from registration or to restrict the amount to be included in the Registration Statement or the require a holdback on the sale of the Warrant Stock or to require any other reasonable restriction.

12. Mailing of Notices. etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its offices at 78E Olympia Avenue, Woburn, Massachusetts 01801 , Attn: Pam McCarthy, Controller, or such other address as the Company shall so notify the Registered Holder.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                                               CARDIOTECH INTERNATIONAL, INC.


                                               By:___________________________


[Seal]

Dated: April 18, 2000

Attest:


---------------------------
       Secretary